SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): April 25, 2001

                                DAY RUNNER, INC.
             (Exact name of registrant as specified in its charter)


                                    DELAWARE
                 (State or other jurisdiction of incorporation)


         0-19835                                     95-3624280
(Commission File Number)                    (I.R.S. Employer Identification No.)


                              2750 W. Moore Avenue
                               Fullerton, CA 92833
                    (Address of principal executive offices)


        Registrant's telephone number, including area code: 714/680-3500

Item 2.           Acquisition or Disposition of Assets.

     On April 25, 2001, Day Runner, Inc. (the "Company") announced the sale of its Filofax operations for $30 million in debt reduction. The Filofax operations were sold to entities affiliated with the Company's lenders after the Company had pursued alternative sale possibilities for these operations. The sale of the Filofax operations was made in two transactions: one for the operations in the United States and the other for the international operations.

     The sale of the Filofax operations in the United States was accomplished through the sale of the outstanding shares of stock of Filofax, Inc., a wholly-owned subsidiary of the Company, to DRBG, LLC, a Delaware limited liability company (the "U.S. Buyer"). The consideration for the stock of Filofax, Inc. was $1,004,702 in the form of a release of debt owed to the U.S. Buyer by the Company Subsidiaries of the Company were released from their obligations as guarantors of this debt.

     The sale of the international Filofax operations was made pursuant to a share purchase agreement for all the outstanding shares of stock of Day Runner UK Plc ("DR UK") among the Company, certain of its subsidiaries and DRBG UK Limited, a company organized under the laws of England and Wales ("U.K. Buyer"). The Company and its subsidiaries party to the share purchase agreement collectively owned all of the outstanding shares of DR UK that in turn owns all of the outstanding shares of stock of Filofax Group Limited, the holding company for the Filofax operations worldwide. The consideration for the shares sold to the U.K. Buyer was $11,358,599 in reduction of debt owed by the Company to the U.K. Buyer and the release of all the Company's obligations with respect to (pound)12,420,210 ($17,636,699) in debt owed by DR UK to the Company's lenders. The Company's subsidiaries that sold their shares of DR UK to the U.K. Buyer were also released from all obligations as guarantors of this debt. The share purchase agreement further provides that in the event that the U.K. Buyer or Filofax Group Limited is sold to a third party on or before April 25, 2002 for an amount greater than the consideration provided in the share purchase agreement, the consideration paid for the shares of DR UK shall be increased by an amount equal to the additional consideration paid by the third party. Any such additional consideration would be in the form of additional reduction of debt of the Company and the release of guaranties by the Company's subsidiaries of such debt. Despite the sale of the Filofax operations, the parties have agreed that DR UK, Filofax, Inc., Filofax Group Limited, Filofax Limited and one of its subsidiaries are continuing to guaranty the Company's debt in the amount of $10,000,000.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

     (a) Financial Statements of Business Acquired

         Not applicable

     (b) Pro Forma Financial Information

         Introduction to Unaudited Pro Forma Condensed Consolidated Financial Statements

         Unaudited Pro Forma Condensed Consolidated Balance Sheet as of December 31, 2000

         Unaudited Pro Forma Condensed Consolidated Statements of Operations for the fiscal year ended June 30, 2000 and the six months ended December 31, 2000

         Notes to Unaudited Pro Forma Condensed Consolidated Financial
         Statements

(c)      Exhibits

         Item No.                           Exhibit Index

         2.1 Share Purchase Agreement dated as of April 25, 2001 among DRBG UK Limited, DRI International Holdings, Inc.,
                      DR UK Holdings Limited and the Registrant

         2.2 Stock Purchase Agreement dated as of April 25, 2001 between DRBG, LLC and the Registrant

         99.1         Press Release issued April 26, 2001 by the Registrant

                       Introduction to Unaudited Pro Forma
                   Condensed Consolidated Financial Statements

     The unaudited Pro Forma Condensed Consolidated Balance Sheet of the Company as of March 31, 2001 reflects the financial position of the Company after giving effect to the disposition of the Filofax operations as discussed in Item 2 and assumes the disposition took place on March 31, 2001. The unaudited Pro Forma Condensed Consolidated Statements of Operations for the year ended June 30, 2000 and the nine months ended March 31, 2001 assume that the disposition occurred on the first date of the period presented, and are based on the operations of the Company for the year ended June 30, 2000 and the nine months ended March 31, 2001.

     The unaudited pro forma condensed consolidated financial statements presented herein are shown for illustrative purposes only and are not necessarily indicative of the future financial position or future results of operations of the Company, or of the financial position or results of operations of the Company that would have actually occurred had the transactions occurred as of the date or as of the first date of the periods presented.

     The unaudited pro forma condensed consolidated financial statements should be read in conjunction with the historical financial statements, and notes thereto of the Company for the year ended June 30, 2000 as filed on Form 10-K and for the nine months ended March 31, 2001 as filed on Form 10-Q.



                        Day Runner, Inc. and Subsidiaries
            Unaudited Pro Forma Condensed Consolidated Balance Sheet
                                 March 31, 2001
                                 (In thousands)


                                                                                Pro Forma Adjustments
                                                                                ---------------------
                                                              Historical       Filofax (a)      Other         Pro Forma
                                                              ----------       -------          -----         ---------
ASSETS:
   Cash and cash equivalents................................$    13,231     $    8,621                        $   4,610
   Accounts receivable, net.................................      5,432          3,752                            1,680
   Inventories..............................................     20,587         10,255        $      21 (b)      10,353
   Prepaid expenses and other current assets................      3,668          2,158                            1,510
   Property and equipment, net..............................      6,635          1,099                            5,536
   Intangibles and other assets.............................      6,141          2,583           (2,591)(c)         967
                                                             ----------     ----------        ---------       ---------
       Total assets......................................... $   55,694     $   28,468        $  (2,570)      $  24,656
                                                             ==========     ==========        =========       =========

LIABILITIES:
   Lines of credit.......................................... $   91,498     $   17,637        $(12,363) (d)   $  61,498
   Debt restructuring adjustment............................                                     10,964 (f)      10,964
   Accounts payable.........................................      5,438          3,047                            2,391
   Accrued expenses and other liabilities...................     15,689         12,115            7,431 (b)      11,005
   Income taxes payable.....................................      2,230          2,755                             (525)
   Long-term debt...........................................         43             43
                                                              ---------      ---------         ---------      ---------
       Total liabilities....................................    114,898         35,597             6,032         85,333
                                                              ---------      ---------         ---------      ---------
STOCKHOLDERS' DEFICIENCY:
   Preferred stock..........................................
   Common stock.............................................          2         67,008           67,008 (b)           2
   Additional paid-in capital...............................     18,089                                          18,089
   Accumulated deficit......................................    (68,417)       (75,630)         (75,630)(e)     (68,417)
   Accumulated other comprehensive income (loss)............        803          1,493               20 (b)        (670)
   Treasury stock...........................................     (9,681)                                         (9,681)
                                                              ---------      ---------        ---------       ---------
       Total stockholders' deficiency.......................    (59,204)        (7,129)          (8,602)        (60,677)
                                                              ---------      ---------        ---------       ---------
       Total liabilities & stockholders' deficiency......... $   55,694      $  28,468        $  (2,570)      $  24,656
                                                             ==========      =========        =========       =========




 See accompanying notes to unaudited pro forma condensed consolidated financial statements.


                        Day Runner, Inc. and Subsidiaries
       Unaudited Pro Forma Condensed Consolidated Statements of Operations
                    (In thousands, except per share amounts)

                                                                           Fiscal Year Ended June 30, 2000
                                                                                Pro Forma Adjustments
                                                              Historical       Filofax(a)       Other         Pro Forma
                                                              ----------       -------          -----         ---------

Net sales................................................... $   171,487     $  60,333                        $  111,154
Cost of goods sold..........................................     103,274        29,724                            73,550
                                                             -----------     ---------                        ----------
Gross profit................................................      68,213        30,609                            37,604
Operating expenses..........................................     158,593        89,344        $    (143)(b)       69,106
                                                             -----------     ---------        ---------       ----------
Loss from operations........................................     (90,380)      (58,735)            (143)         (31,502)
Net interest expense........................................      11,213         2,287           (2,910)(c)        6,016
                                                             -----------     ---------        ---------       ----------
Loss before provision for income taxes......................    (101,593)      (61,022)          (3,053)         (37,518)
Provision for income taxes..................................       5,044           719                             4,325
                                                             -----------     ---------        ---------       ----------
Loss from continuing operations............................. $  (106,637)    $ (61,741)       $  (3,053)      $  (41,843)
                                                             ===========     =========        =========       ==========

Loss per common share:
       Basic................................................ $    (44.79)                                     $ (17.57)
                                                             ===========                                      ========
       Diluted.............................................. $    (44.79)                                     $ (17.57)
                                                             ===========                                      ========

Weighted-average number of common shares outstanding:
       Basic................................................      2,381                                           2,381
                                                              =========                                       =========
       Diluted..............................................      2,381                                           2,381
                                                              =========                                       =========



                                                                          Nine Months Ended March 31, 2001
                                                                                Pro Forma Adjustments
                                                              Historical       Filofax(a)       Other         Pro Forma
                                                              ----------       -------          -----         ---------

Net sales................................................... $  110,680      $   35,431                       $  75,249
Cost of goods sold..........................................     55,670          15,234                          40,436
                                                             ----------      ----------                       ---------
Gross profit................................................     55,010          20,197                          34,813
Operating expenses..........................................     66,098          31,217        $    (162)(b)     34,719
                                                             ----------      ----------        ---------      ---------
(Loss) income from operations...............................    (11,088)        (11,020)            (162)            94
Net interest expense........................................     10,014           1,833           (2,587)(c)      5,594
                                                             ----------      ----------        ---------      ---------
(Loss) income before provision for income taxes.............    (21,102)        (12,853)          (2,749)        (5,500)
Provision for income taxes..................................      1,756           1,698                              58
                                                             ----------      ----------        ---------      ---------
(Loss) income from continuing operations.................... $  (22,858)     $  (14,551)       $  (2,749)     $  (5,558)
                                                             ==========      ==========        =========      =========

(Loss) income per common share:
       Basic................................................  $  (9.53)                                       $  (2.32)
                                                              ========                                        ========
       Diluted..............................................  $  (9.53)                                       $  (2.32)
                                                              ========                                        ========

Weighted-average number of common shares outstanding:
       Basic................................................      2,398                                           2,393
                                                              =========                                       =========
       Diluted..............................................      2,398                                           2,393
                                                              =========                                       =========

 See accompanying notes to unaudited pro forma condensed consolidated financial statements.




                        Day Runner, Inc. and Subsidiaries
    Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements

1. General

     The foregoing unaudited pro forma condensed consolidated financial statements illustrate the effect of the sale by the Company of its Filofax operations pursuant to sale agreements among the Company, certain of its subsidiaries, DRBG, LLC and DRBG UK Limited.

2. Adjustments to Pro Forma Balance Sheet

     (a) Filofax - Represents the historical unaudited March 31, 2001 balances for the Filofax operations (U.S. and international) which are eliminated to reflect the sale of the Filofax operations.

     (b) Various - Consist of intercompany balances between the Registrant and its Filofax operations which are included in the historical balances and are eliminated via the sale of the Filofax operations.

     (c) Intangibles and other assets - Consists of goodwill included in the historical balances which is eliminated upon the sale of the Filofax operations.

     (d) Lines of credit - Upon the sale of the Filofax operations, there was a $30,000,000 reduction in term debt of which $17,637,000 is eliminated via the elimination of Filofax balances (see (a) above) and $12,363,000 is eliminated via the pro forma adjustments.

     (e) Accumulated deficit - Consist of the reversal of the elimination of the Filofax operations' accumulated deficit which is eliminated in the Filofax balances (see (a) above).


     (f) Debt restructuring adjustment: As the sale of the Filofax operations and the related debt reduction is accounted for as a troubled debt restructuring, this amount represents the amount of the debt reduction less the value of the assets transferred. Such amount is calculated as follows (in thousands):

                  Carrying value of old debt                           $ 91,498
                  Less value of assets transferred                       19,036
                                                                        --------
                  Subtotal                                               72,462
                  Less remaining line of credit                          61,498
                                                                        --------
                  Debt restructuring adjustment                         $ 10,964
                                                                        ========


3. Adjustments to Pro Forma Statements of Operations for the Fiscal Year Ended June 30, 2000 and the Nine Months Ended March 31, 2001.

     (a) Filofax - Represents the historical audited June 30, 2000 balances and the unaudited March 31, 2001 balances for the Filofax operations which are eliminated to reflect the sale of the Filofax operations.

     (b) Operating expenses - Consist of the goodwill amortization included in the Historical balances that would have been eliminated due to the sale of the Filofax operations. There is also additional goodwill amortization which is eliminated from the pro formas via the elimination of the Filofax operations (see (a) above).

     (c) Net interest expense - Consist of interest on the $30,000,000 debt that would be eliminated due to the reduction in debt upon the sale of the Filofax operations. This amount does not include any adjustment made to amortize the debt restructuring adjustment amount as the underlying debt is being renegotiated.

                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                     DAY RUNNER, INC.



                                            By:      /s/ John F. Ausura
                                                     John F. Ausura
                                                     Chief Executive Officer


Dated:   May 15, 2001